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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):                  July 18, 1995
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                              THE FINOVA GROUP INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                       1-11011                   86-0695381
- --------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
       of Incorporation)              File Number)           Identification No.)



1850 NORTH CENTRAL AVENUE, PHOENIX, ARIZONA                                85004
- --------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:                 602/207-6900
                                                    ----------------------------

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Item 5.  Other Events.

         The FINOVA Group Inc. (formerly known as GFC Financial Corporation) today announced revenues, net income and selected financial data and ratios for the second quarter ended June 30, 1995 (unaudited).


Item 7.  Financial Statements and Exhibits.

   (c)   Exhibits:


           Exhibits                           Title
           --------            --------------------------------------
             28                Press Release of The FINOVA Group Inc.
                               dated July 18, 1995




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       THE FINOVA GROUP INC.

                                            (Registrant)

Dated:  July 19, 1995            By      /s/  Bruno A. Marszowski
                                    ---------------------------------------
                                    Bruno A. Marszowski, Senior Vice President,
                                    Chief Financial Officer and Controller
                                    Principal Financial Officer/
                                    Authorized Officer




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